EXHIBIT 10.2

                              CONSULTING AGREEMENT

     This Agreement made [insert date], by and between NEW YORK HEALTH CARE, INC., a New York corporation, having its business address at 1850 McDonald Avenue, Brooklyn, NY 11223 (hereinafter the "Company") and _____________, an individual, residing at_________________, Brooklyn, NY _______ (hereinafter "Consultant").

     Whereas, the Company is engaged in the home health care business and has previously employed the Consultant as a senior executive officer and member of its board of directors; and

     Whereas, the Consultant is one of the original founders of the Company and posesses extensive and valuable knowledge and understanding concerning the home health care industry, with particular regard to both the territory where the Company engages in business and the Company's home health care operations; and

     Whereas, the Company desires to utilize the Consultant's expertise in connection with its home health care business; and

     Whereas, the Consultant is willing to provide consulting services to the Company pursuant to the terms and conditions of this Agreement;

     Now, therefore, in consideration of the mutual promises contained herein and on the terms and conditions hereinafter set forth, the Company and Consultant agree as follows:

     1.     Provision  of  Services.

          (a) Consultant agrees, to the extent reasonably required in the conduct of the home health care business of the Company, to place at the disposal of the Company his judgment and experience and to provide business development services to the Company including the following:


               (i) advice regarding evaluation of the Company's managerial and financial requirements;

               (ii) advice regarding recruiting, screening, evaluating and recommending key personnel, directors, accountants and other professional consultants;

               (iii) advice regarding preparation of budgets and business plans;

               (iv) advice regarding sales and marketing planning and activities; and

               (v) advice regarding shareholder relations and public relations matters.

All such services shall at all times be at the reasonable request of the Company.

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          (b)  Consultant  agrees  to  use his best efforts in the furnishing of advice  and  recommendations.

     2. Term. The term of this Agreement shall commence on the first date that the Consultant is no longer a member of the Company's Board of Directors (the "Effective Date") and shall conclude on the fifth anniversary of the Effective Date.

     3. Compensation. In consideration of Consultant's services, the Company agrees to issue to the Consultant on the Effective Date a non-qualified stock, which may be exercised commencing 60 days after the issuance of the option, permitting the Consultant to acquire 500,000 shares of the Company's common stock during a term of ten years at a price per share equal to the closing price of the Company's common stock on the Effective Date. The shares of common stock underlying the stock option shall be promptly registered by the Company, at its sole cost and expense, on SEC Form S-8, or if such form is unavailable then on any other SEC form appropriate for such registration, so that the underlying shares shall be registered no later than 90 days after the Effective Date. The Company also agrees to reimburse Consultant for all reasonable and necessary expenses incurred by the Consultant in connection with services he renders hereunder, provided however, that any single expense in excess of $1,000.00 shall be approved in advance by the Company in writing.

     4. Status of Consultant. Consultant shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act or represent the Company.

     5. Other Activities of Consultant. The Company recognizes that Consultant may render management and other services to other companies which may or may not have policies or conduct activities similar to those of the Company. Consultant shall be free to render such advice and other services and the Company hereby consents thereto. Consultant shall not be required to devote his full time and attention to the performance of his duties under this Agreement, but shall devote only so much of his time and attention as is reasonably necessary for such purposes.

     6. Control. Nothing contained herein shall be deemed to require the Company to take any action contrary to its Certificate of Incorporation or By-Laws, or any applicable statute or regulation, or to deprive its Board of Directors and any committee thereof of their responsibility for control of the conduct or the affairs of the Company.

     7. Liability of Consultant. In furnishing the Company with management advice and other services as herein provided, Consultant shall not be liable to the Company or its creditors for errors of judgment or for anything except willful malfeasance, bad faith or gross negligence in the performance of his duties or reckless disregard of his obligations and duties under the terms of this Agreement. It is further understood and agreed that Consultant may rely upon information furnished to him and reasonably believed by him to be accurate and reliable and, except as herein provided, Consultant shall not be accountable for any loss suffered by the Company by reason of the Company's action or non-action on the basis of any advice, recommendation or approval of Consultant or his employees, attorneys or agents.

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     8.  Cross-Indemnification.  Each of the Company and the Consultant agree to indemnify and hold each other and their respective affiliates, control persons, officers, employees, attorneys and agents (collectively the "Indemnified
Person(s)") harmless from and against any and all losses, claims, damages, expenses or liabilities, joint or several whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which the respective Indemnified Persons may become subject arising out of or based upon any act or statement made in connection with the performance of this Agreement, or based upon written information furnished by the Company or the Consultant, as the case may be, in any jurisdiction, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such act, statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Indemnified Person. The indemnity shall not apply, however, in the event a court of competent jurisdiction has made a final determination that the Indemnified Person engaged in willful malfeasance, bad faith, gross negligence or reckless disregard of his obligations in the performance of his duties, or any unlawful act in the performance of this Agreement which gave rise to the loss sought to be indemnified; provided, however, that pending such final court determination the indemnification and reimbursement provisions of this paragraph shall apply and the indemnifying party shall perform its obligations hereunder to reimburse the Indemnified Person for their legal fees and expenses. The indemnity provided for in this paragraph shall be in addition to any rights which an Indemnified Person may have at common law or otherwise.

          9. Notices. Any notice or other communication required or permitted to be given to a party to this Agreement shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service, or delivered (in person or by confirmed facsimile or e-mail or similar telecommunications equipment) to such party at the address of set forth in this Agreement (or to such other address as the person shall have furnished in writing to the parties to this Agreement in accordance with the notice provisions of this paragraph). Any notice given by any means permitted by this paragraph shall be deemed given at the time of receipt thereof.

          10. Recovery of Legal Expenses. If legal proceedings or any litigation shall be commenced between the parties to this Agreement concerning the enforcement of any of the material terms and conditions of this Agreement, the prevailing party in such legal proceedings or litigation shall also be awarded all of their reasonable legal fees, expenses and costs incurred as a result of such legal proceedings or litigation.

          11. Survival of Representations. The representations, warranties, covenants and agreements of the parties contained in this Agreement shall survive the execution and delivery of this Agreement.

          12. Saving Clause. In case any one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected thereby.


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          13.  Waiver  of Compliance.   Failure to insist upon strict compliance
with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver of such terms, covenants or conditions, nor shall any waiver or relinquishment of any right or power hereunder at any time be deemed a waiver or relinquishment of such rights or powers at any other time.

          14.  Modification.   This  Agreement  may  not be altered, modified or
amended and no waiver of compliance shall be effective unless the same is in writing and signed by the party to be charged therewith.

          15. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of each of the parties to it and their respective successors and assigns.

          16.  Headings.   The  headings  of  paragraphs  in this Agreement have
been inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

          18. Miscellaneous. This Agreement sets forth the entire agreement and understanding between the parties and supersedes all prior discussions, agreements and understandings of every and any nature between them. This Agreement is executed in and shall be construed and interpreted according to the laws of the State of New York.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers or representatives duly authorized on the day and year first above written.

                              NEW  YORK  HEALTH  CARE,  INC.


                              By: _______________________

                              CONSULTANT

                              ___________________________
                               (INSERT  NAME)

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